                                                                EXHIBIT  (23)(b)




                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 24, 1997 included or incorporated by reference in CMS Energy Corporation's Form 10-K for year ended December 31, 1996, and to all reference to our Firm included in this registration statement.



                                                /s/ Arthur Andersen LLP
                                                -----------------------


Detroit, Michigan,
  September 19, 1997